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                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549

                                FORM 8-K
                             CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 8, 1996


           American Express Receivables Financing Corporation
             on behalf of the American Express Master Trust
            (Issuer in respect of the 6.05% Class A Accounts
              Receivable Trust Certificates, Series 1992-1,
               the 6.60% Class A Accounts Receivable Trust
            Certificates, Series 1992-2, the 5.375% Class A
         Accounts Receivable Trust Certificates, Series 1993-1,
       the 7.15% Class A Accounts Receivable Trust Certificates,
        Series 1994-1, the 7.60% Class A Accounts Receivable
          Trust Certificates, Series 1994-2 and the 7.85%
      Class A Accounts Receivable Trust Certificates, Series 1994-3)
- - ------------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


                                        33-47812
                                        33-49106
                                        33-67502
       Delaware                         33-81634             13-3632012
- - ----------------------------           -----------         -------------
(State or other jurisdiction           (Commission         (IRS Employer
    of incorporation)                  File Numbers)       Identification No.)


200 Vesey Street, New York, New York                          10285
- - ----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      (212) 640-3975
                                                        --------------


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Item 5.  Other Events

      Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated July 8, 1996 for the Distribution Date occurring on July 15, 1996 and the preceding Due Period from June 1 through June 30, 1996 provided to The Bank of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on Class A Certificates, Series 1992-1 and 1992-2 on July 15, 1996, is contained in the Payment Date Statements provided to each holder of such Class A Certificates. Information concerning interest distributions made on Class B Certificates, Series 1992-1, 1992-2, 1993-1, 1994-1, 1994-2 and
1994-3, occurring on July 15, 1996, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.                            Description
- - -----------                            -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1992-1 and 1992-2, occurring on July 15, 1996.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-1, 1992-2, 1993-1, 1994-1, 1994-2 and 1994-3,
                      occurring on July 15, 1996.

Exhibit 99.1 Monthly Servicer's Certificate dated July 8, 1996 for the Distribution Date occurring on July 15, 1996 and the preceding Due Period from June 1 through June 30, 1996 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.





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                                SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                       AMERICAN EXPRESS MASTER TRUST


                                       By: /s/ Leslie R. Scharfstein
                                           --------------------------
                                           Leslie R. Scharfstein
                                           (Vice President of American
                                           Express Receivables Financing
                                           Corporation, Originator of the
                                           American Express Master Trust)



Dated:  July 12, 1996



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                              EXHIBIT INDEX


Designation                    Description                         Page


Exhibit 20.1          Payment Date Statements relating              5
                      to interest distributions on the
                      Class A Certificates, Series 1992-1
                      and 1992-2, occurring on July 15, 1996.

Exhibit 20.2          Payment Date Statements relating              9
                      to interest distributions on the
                      Class B Certificates, Series 1992-1,
                      1992-2, 1993-1, 1994-1, 1994-2 and
                      1994-3, occurring on July 15, 1996.

Exhibit 99.1          Monthly Servicer's Certificate dated         21
                      July 8, 1996 for the Distribution
                      Date occurring on July 15, 1996
                      and the preceding Due Period from
                      June 1 through June 30, 1996
                      provided to The Bank of New York,
                      as Trustee under the Agreement.



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